SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------


                                 Date of Report

                                September 9, 2001
                              ---------------------
                        (Date of earliest event reported)



                           BANKATLANTIC BANCORP, INC.
                           --------------------------
             (Exact name of registrant as specified in its Charter)



              Florida                    34-027228            65-0507804
 ------------------------------      ---------------      ------------------
(State of other jurisdiction or     (Commission File         (IRS Employer
 incorporation or organization)          Number)          Identification No.)



     1750 East Sunrise Blvd.
     Ft. Lauderdale, Florida                              33304
     -----------------------                            --------
(Address of principal executive offices)               (Zip Code)



                                 (954) 760-5000
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On September 9, 2001, BankAtlantic Bancorp, Inc., a Florida corporation ("BankAtlantic"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Community Savings Bankshares, Inc., a Delaware corporation ("Community"), pursuant to which BankAtlantic will acquire Community (the "Merger"). The Merger will be accounted for as a purchase. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

     In accordance with the terms of the Merger Agreement, each share of Community's Common Stock, par value $1.00 per share ("Community Common Stock"), outstanding immediately prior to the effective time of the Merger, will (subject to certain exceptions) be exchanged for a cash payment of $19.00. Each outstanding option to purchase a share of Community Common Stock shall, at the effective time of the Merger, be converted into and become exchangeable for the right to receive in cash an amount equal to $19 minus the price per share of Community Common Stock for which such option is exercisable.

     Shareholders holding shares representing approximately 20% of the outstanding Community Common Stock have executed Voting Agreements with BankAtlantic pursuant to which such shareholders have agreed (i) not to transfer, sell or otherwise dispose of their shares until the effective time of the Merger, and (ii) to vote such shares in favor of the approval of the Merger and against any competing transaction. A form of Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     Consummation of the Merger is subject to the satisfaction of certain conditions, including the approval of the Merger Agreement by the shareholders of Community and the receipt of all requisite regulatory approvals.



ITEMS 7.   FINANCIAL STATEMENT AND EXHIBIT

(C)      Exhibits
         --------

          2.1 Agreement and Plan of Merger by and between BankAtlantic Bancorp, Inc., CSB Merger Sub., Inc. and Community Savings Bankshares, Inc. dated as of September 9, 2001.

          99.1 Form of Voting Agreement between certain of Seller's shareholders and BankAtlantic.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BANKATLANTIC BANCORP, INC.



                                      By: /s/Alan B. Levan
                                         -------------------------------------
                                          Alan B. Levan
                                          Chairman and Chief Executive Officer





                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

2.1 Agreement and Plan of Merger by and between BankAtlantic Bancorp, Inc., CSB Merger Sub, Inc. and Community Savings Bankshares, Inc.

99.1 Form of Voting Agreement between certain of Seller's shareholders and BankAtlantic.